As filed with the Securities and Exchange Commission on May 20, 2019
Registration No. 333-229973

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
COEUR MINING, INC.
(Exact name of registrant as specified in its charter)
The additional registrants listed on Schedule A hereto
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	82-0109423 (I.R.S. Employer Identification Number)

104 S. Michigan Avenue, Suite 900
Chicago, Illinois 60603
(312) 489-5800
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Casey M. Nault
Senior Vice President, General Counsel and Secretary
104 S. Michigan Avenue, Suite 900
Chicago, Illinois 60603
(312) 489-5800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Andrew L. Fabens
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
(212) 351-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐ Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE
Title of each class of securities to be registered	Amount to be registered Proposed maximum offering price per unit Proposed maximum aggregate offering price Amount of registration fee
Common Stock	(1)
Preferred Stock
Debt Securities
Warrants
Depositary Shares
Purchase Contracts
Guarantees(2)
Units(3)
TOTAL
(1)          An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. The proposed maximum offering price will be determined from time to time in connection with an issuance of securities hereunder. In accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, as amended, the registrant is deferring payment of the registration fee
(2)          No separate consideration will be received for any guarantee of debt securities. Accordingly, pursuant to Rule 457(n) of the Securities Act of 1933, as amended, no separate filing fee is required.
(3)          Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.

Schedule A
Additional Registrants

The following direct and indirect wholly owned subsidiaries of Coeur Mining, Inc. are co-registrants with Coeur Mining, Inc. under this registration statement. The address of the principal executive office of each of the additional registrants listed below, and the name and address of their agent for service, are the same as are set forth for Coeur Mining, Inc. on the facing page of this registration statement.

Name	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Coeur Alaska, Inc.	Delaware	82-0416477
Coeur Capital, Inc.	Delaware	46-4249484
Coeur Explorations, Inc.	Idaho	82-0356364
Coeur Rochester, Inc.	Delaware	88-0212514
Coeur South America Corp.	Delaware	13-3100836
Wharf Resources (U.S.A.), Inc.	Colorado	84-0786285
Wharf Resources Management Inc.	Delaware	46-0421972
Wharf Reward Mines Inc.	Delaware	46-0421970
Wharf Gold Mines Inc.	Delaware	46-0421971
Golden Reward Mining Company Limited Partnership	Delaware	46-0421908
Coeur Sterling, Inc.	Nevada	82-1342968
Coeur Sterling Holdings LLC	Delaware	36-4910490
Sterling Intermediate Holdco, Inc.	Delaware	32-0598921

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-229973) of Coeur Mining, Inc. (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) amends the Registration Statement to (i) add Coeur Sterling, Inc., a Nevada corporation, Coeur Sterling Holdings LLC, a Delaware limited liability company , and Sterling Intermediate Holdco, Inc., a Delaware corporation (collectively, the “Subsidiary Guarantors”) , each a wholly-owned subsidiary of the Company, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement , and (ii) update the information in Part II with respect to the addition of the Subsidiary Guarantors . With the exception of the foregoing, no changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.

The following table shows the costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale and distribution of the securities being registered. All amounts are estimated.
Type	Amount
SEC registration fee	$(1)
Printing expenses	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Transfer agent fees and expenses	(2)
Rating agency fees	(2)
Trustee’s and depositary’s fees and expenses	(2)
Miscellaneous expenses	(2)
Total	$(2)

(1)          Deferred pursuant to Rule 456(b) of the Securities Act and to be calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r) of the Securities Act.
(2)          These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director. The DGCL currently provides that this limitation of liability does not apply to: (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful distributions to stockholders under Section 174 of the DGCL or (d) a transaction from which the director derived an improper personal benefit.

Article X, Section 10.1 of the registrant’s Certificate of Incorporation provides that, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, no director will be personally liable to the registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 145(a) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, a similar standard applies under Section 145(b) of the DGCL, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation.

Section 145(c) of the DGCL provides that a director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith.

Section 145(e) of the DGCL provides that expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation because he or she has not met the relevant standard of conduct described above.

Article VI of the registrant’s Bylaws requires indemnification and the advancement of defense expenses to directors, officers and employees to the fullest extent permitted by the DGCL. The rights to indemnification and advancement granted under the DGCL and the Bylaws are not exclusive of any other rights any person may have or acquire under any law, agreement, vote of stockholders or directors, provisions of a charter or bylaws, or otherwise.

The registrant maintains insurance for the benefit of its directors and officers to insure these persons against certain liabilities, whether or not the registrant would have the power to indemnify them against these liabilities under the DGCL.

The registrant intends to enter into certain indemnification agreements with its directors and officers. The indemnification agreements provide the registrant’s directors and officers with further indemnification, to the maximum extent permitted by the DGCL.

The foregoing summaries are subject to the text of the DGCL, the registrant’s Certificate of Incorporation and Bylaws, and the indemnification agreements referred to above, and are qualified in their entirety by reference thereto.

Item 16. Exhibits.

Set forth below are the exhibits included as part of this Registration Statement.

Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement relating to the securities offered by this registration statement.*
2.1
Arrangement Agreement, dated September 10, 2017, among Coeur Mining, Inc., 1132917 B.C. Ltd., JDS Silver Holdings, Ltd. and Silvertip Resources Investment LLC (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on September 11, 2017 (File No. 001-08641)).

3.1
Delaware Certificate of Conversion of the Registrant, effective as of May 16, 2013 (Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K12B filed on May 16, 2013 (File No. 001-08641)).

3.2
Delaware Certificate of Incorporation of the registrant, effective as of May 16, 2013 (Incorporated herein by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K12B filed on May 16, 2013).

3.3
Certificate of Amendment to Certificate of Incorporation, effective as of May 12, 2015 (Incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on May 13, 2015 (File No. 333-204142)).

3.4
Amended and Restated Bylaws of the Registrant, effective March 8, 2019 (Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on March 11, 2019 (File No. 001-08641)).

4.1
Form of Common Stock Share Certificate of the Registrant. (Incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K12B filed on May 16, 2013 (File No. 001-08641)).

4.2
Warrant Agreement, dated April 16, 2013, among the registrant, Computershare Trust Company, N.A. and Computershare Inc. (Incorporated herein by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on April 16, 2013).

4.3	Form of Subordinated Debt Indenture (Incorporated herein by reference to Exhibit 4.6 to the registrant’s registration statement on Form S-3 filed on January 30, 2014).
4.4	Form of Senior Debt Indenture (Incorporated herein by reference to Exhibit 4.7 to the registrant’s registration statement on Form S-3 filed on January 30, 2014).
4.5	Form of Secured Debt Indenture (Incorporated herein by reference to Exhibit 4.8 to the registrant’s registration statement on Form S-3 filed on January 30, 2014).
4.6	Form of Certificate of Designation, Powers and Preferences of Preferred Stock.*
4.7	Form of Warrant*
4.8	Form of Warrant Agreement*
4.9	Form of Depositary Agreement*
4.10	Form of Depositary Receipt*
4.11	Form of Purchase Contract Agreement*
4.12	Form of Unit Agreement*
5.1	Opinion of Gibson, Dunn & Crutcher LLP (Incorporated herein by reference to Exhibit 5.1 to the registrant’s registration statement on Form S-3 filed on February 28, 2019).
5.2	Opinion of Perkins Coie LLP (Incorporated herein by reference to Exhibit 5.2 to the registrant’s registration statement on Form S-3 filed on February 28, 2019).
5.3	Opinion of Gibson, Dunn & Crutcher LLP as to the guarantees of Coeur Sterling Holdings LLC and Sterling Intermediate Holdco, Inc. covered by this Post-Effective Amendment No. 1 (filed herewith).
5.4	Opinion of Parsons Behle & Latimer as to the guarantees of Coeur Sterling, Inc. covered by this Post-Effective Amendment No. 1 (filed herewith).
23.1	Consent of Gibson, Dunn & Crutcher LLP (Included in Exhibit 5.1).
23.2	Consent of Perkins Coie LLP (Included in Exhibit 5.2).
23.3	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm (Filed herewith).
23.4	Consent of Gibson, Dunn & Crutcher LLP (Included in Exhibit 5.3).
23.5	Consent of Parsons Behle & Latimer (Included in Exhibit 5.4).
24.1	Powers of Attorney (Included on the signature pages herewith).
25.1	Statement of Eligibility of Trustee on Form T-1 with respect to the Subordinated Debt Indenture.*
25.2	Statement of Eligibility of Trustee on Form T-1 with respect to the Senior Debt Indenture.*
25.3	Statement of Eligibility of Trustee on Form T-1 with respect to the Secured Debt Indenture.*

*	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement;

(ii)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date ; and

(iii)
Each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(6)
That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)
In connection with offerings of securities to existing security holders pursuant to warrant or rights where any securities not taken by security holders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period for a warrant or rights offering, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

(8)
In connection with offerings of securities at competitive bids: (a) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of Section 10(a) of the Act, and relating to the securities offered at competitive bidding, as contained in the registration statement, together with any supplements thereto, and (b) to file an amendment to the registration statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later than the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by the purchasers is proposed to be made.

(9)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(10)	That:

(i)
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(ii)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(11)
To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Mining, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR MINING, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	Director, President and Chief Executive Officer (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Linda L. Adamany

*	Director	May 20, 2019
Kevin S. Crutchfield

*	Director	May 20, 2019
Sebastian Edwards

*	Director	May 20, 2019
Randolph E. Gress

*	Director	May 20, 2019
Eduardo Luna

*	Director	May 20, 2019
Jessica L. McDonald

*	Chairman	May 20, 2019
Robert E. Mellor

*	Director	May 20, 2019
John H. Robinson

*	Director	May 20, 2019
J. Kenneth Thompson

/s/ Brian E. Sandoval	Director	May 20, 2019
Brian E. Sandoval

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Alaska, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR ALASKA, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Capital, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR CAPITAL, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Explorations, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR EXPLORATIONS, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Rochester, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR ROCHESTER, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur South America Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR SOUTH AMERICA CORP.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Wharf Resources (U.S.A.), Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

WHARF RESOURCES (U.S.A.), INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Wharf Resources Management Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

WHARF RESOURCES MANAGEMENT INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Wharf Reward Mines Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

WHARF REWARD MINES INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Wharf Gold Mines Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

WHARF GOLD MINES INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Golden Reward Mining Company Limited Partnership certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

GOLDEN REWARD MINING COMPANY LIMITED PARTNERSHIP

By:	Wharf Gold Mines Inc., its general partner

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	Director of Wharf Gold Mines Inc. and Manager (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

*	Director of Wharf Gold Mines Inc. and Manager (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

*	Principal Accounting Officer (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

*	Director of Wharf Gold Mines Inc. and Manager	May 20, 2019
Alim A. Visram

*By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Attorney-in-Fact Date: May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Sterling, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR STERLING, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Mitchell J. Krebs and Casey M. Nault, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this registration statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this registration statement, to any and all amendments, both pre-effective and post-effective, supplements to this registration statement and subsequent registration statements relating to the offering to which this registration statement relates (including pursuant to Rule 462(b)), and to any and all instruments or documents filed as part of or in conjunction with this registration statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Mitchell J. Krebs	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

/s/ Thomas S. Whelan	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

/s/ Ken Watkinson	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

/s/ Alim A. Visram	Director	May 20, 2019
Alim A. Visram

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Coeur Sterling Holdings LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

COEUR STERLING HOLDINGS LLC

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Mitchell J. Krebs and Casey M. Nault, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this registration statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this registration statement, to any and all amendments, both pre-effective and post-effective, supplements to this registration statement and subsequent registration statements relating to the offering to which this registration statement relates (including pursuant to Rule 462(b)), and to any and all instruments or documents filed as part of or in conjunction with this registration statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Mitchell J. Krebs	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

/s/ Thomas S. Whelan	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

/s/ Ken Watkinson	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

/s/ Alim A. Visram	Director	May 20, 2019
Alim A. Visram

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Sterling Intermediate Holdco, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to the registration statement on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 20, 2019.

STERLING INTERMEDIATE HOLDCO, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Mitchell J. Krebs and Casey M. Nault, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this registration statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this registration statement, to any and all amendments, both pre-effective and post-effective, supplements to this registration statement and subsequent registration statements relating to the offering to which this registration statement relates (including pursuant to Rule 462(b)), and to any and all instruments or documents filed as part of or in conjunction with this registration statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Mitchell J. Krebs	President and Director (Principal Executive Officer)	May 20, 2019
Mitchell J. Krebs

/s/ Thomas S. Whelan	Vice President and Director (Principal Financial Officer)	May 20, 2019
Thomas S. Whelan

/s/ Ken Watkinson	Vice President (Principal Accounting Officer)	May 20, 2019
Ken Watkinson

/s/ Alim A. Visram	Director	May 20, 2019
Alim A. Visram

ANNEX A

Guarantors

Guarantor	State of Incorporation
Coeur Alaska, Inc.	Delaware
Coeur Capital, Inc.	Delaware
Coeur Explorations, Inc.	Idaho
Coeur Rochester, Inc.	Delaware
Coeur South America Corp.	Delaware
Wharf Resources (U.S.A.), Inc.	Colorado
Wharf Resources Management Inc.	Delaware
Wharf Reward Mines Inc.	Delaware
Wharf Gold Mines Inc.	Delaware
Golden Reward Mining Company Limited Partnership	Delaware
Coeur Sterling, Inc.	Nevada
Coeur Sterling Holdings LLC	Delaware
Sterling Intermediate Holdco, Inc.	Delaware